SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                February 13, 2003
                        (Date of Earliest Event Reported)


   AIRPLANES LIMITED                                    AIRPLANES U.S. TRUST
 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


   Jersey, Channel Islands                              Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

   33-99970-01                                          13-3521640
(Commission File Number)                       (IRS Employer Identification No.)


   Airplanes Limited                                    Airplanes U.S. Trust
   22 Grenville Street                                  1100 North Market Street
   St. Helier                                           Rodney Square North
   Jersey, JE4 8PX                                      Wilmington, Delaware
   Channel Islands                                      19890-0001
   (011 44 1534 609 000)                                (1-302-651-1000)
           (Addresses and Telephone Numbers, Including Area Codes, of
                    Registrants' Principal Executive Offices)

Item 5.   Other Events


     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated February 13, 2003, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                  AIRPLANES LIMITED


Date: February 13, 2003                           /s/ Roy M. Dantzic*
                                                  -------------------
                                                  Director and Officer


Date: February 13, 2003                           AIRPLANES U.S. TRUST


                                                  /s/ Roy M . Dantzic*
                                                  --------------------
                                                  Controlling Trustee
                                                         and Officer


                                                  *By: /s/ Gerard Hastings
                                                  ------------------------
                                                       Attorney-in-Fact

                         EXHIBIT INDEX


Exhibit A      -     Report to Certificateholders
Exhibit B      -     Power of Attorney for Airplanes Limited
Exhibit C      -     Power of Attorney for Airplanes U.S. Trust